SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20594

FORM 8K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

May 4, 2007
Date of Report (Date of earliest event reported)

SECURED FINANCIAL NETWORK, INC.
(Exact name of registrant as specified in its charter)

Nevada
 (State or other jurisdiction of incorporation)

000-28457	86-0955239
(Commission File Number)	(IRS Employer Identification No.)

101 NE Third Avenue, Suite 1500, Ft. Lauderdale,	FL 33301
(Address of principal executive offices)	(Zip Code)

(954) 332-3793
Registrant’s telephone number, including area code

7951 SW 6th Street, Suite 210, Plantation, FL 33024
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 4, 2007 Stephen F. Burg submitted his resignation from all of his positions with the Company.

Mr. Burg served as a Director and was also the Secretary of the Company.

Mr. Burg’s decision to resign was related to wanting to devote more time to family and other business endeavors. As of the date of his resignation, Mr. Burg had no problems or disagreements with the Company.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

 Item 9.01 - Financial Statements and Exhibits

(a) Financial statement
    None

(b ) Exhibits
99.1	Burg review and agreement of Item 5.02
99.2	Burg Resignation Letter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SECURED FINANCIAL NETWORK, INC. (Registrant)

Date: May 4, 2007	By:	/s/ Michael E. Fasci
Title: Chief Financial Officer